EX. 77.0

For period ended 10-31-02
File Number 811-7470

Heritage Series Trust
Small Cap Stock Fund


Item 77.O Transactions effected pursuant to Rule 10f-3.

                  The following Rule 10f-3 transactions were effected by the Heritage Series Trust-Small Cap Stock Fund:

                                         Date                              Securities
         Security:         Date of     offering    Purchase                acquired                Amount       Total
                           Purchase:   commenced:   price:    Commission:    from:               purchased:   Offering:
1.  Express Jet Holdings   4/18/02      4/18/02     $16.00       $0.66    Salomon Smith Barney    $128,000    $480,000,000

EX. 77.0

For period ended 10-31-02
File Number 811-7470

Heritage Series Trust
Growth Equity Fund


Item 77.O Transactions effected pursuant to Rule 10f-3.

                  The following Rule 10f-3 transactions were effected by the Heritage Series Trust-Growth Equity Fund

                                         Date                              Securities
         Security:         Date of     offering    Purchase                acquired                Amount       Total
                           Purchase:   commenced:   price:    Commission:    from:               purchased:   Offering:
1. Travelers Property
   Casualty Corp.          3/22/02      3/22/02     $18.50       $0.46    Cr. Suisse 1st Boston      $37,000  $3,885,000,000
2. Travelers Property
   Casualty Corp.          3/22/02      3/22/02     $18.50       $0.46    Salomon Smith Barney    $2,503,050  $3,885,000,000
3. Travelers Property
   Casualty Corp.          3/22/02      3/22/02     $18.50       $0.46    UBS Warburg               $160,950  $3,885,000,000
4. Express Jet Holdings    4/18/02      4/18/02     $16.00       $0.66    Salomon Smith Barney      $352,000    $480,000,000
5. SRA International Inc.  5/24/02      5/24/02     $18.00       $0.82    Salomon Smith Barney      $144,000     $90,000,000

EX. 77.0

For period ended 10-31-02
File Number 811-7470

Heritage Series Trust
Aggressive Growth Fund

Item 77.O Transactions effected pursuant to Rule 10f-3.

          The following Rule 10f-3 transactions were effected by the Heritage Series Trust-Aggressive Growth Fund
                                         Date                              Securities
         Security:         Date of     offering    Purchase                acquired                Amount       Total
                           Purchase:   commenced:   price:    Commission:    from:               purchased:   Offering:

1. Travelers Property
   Casualty Corp.          3/22/02      3/22/02     $18.50       $0.46    Salomon Smith Barney    $1,202,000  $3,885,000,000
2. Travelers Property
   Casualty Corp.          3/22/02      3/22/02     $18.50       $0.46    UBS Warburg                $24,050  $3,885,000,000
3. Jet Blue Airways        4/12/02      4/12/02     $27.00       $1.23    Morgan Stanley             $21,600    $158,400,000
4. Express Jet Holdings    4/18/02      4/18/02     $16.00       $0.66    Salomon S/B               $184,000    $480,000,000
5. SRA International Inc.  5/24/02      5/24/02     $18.00       $0.82    Salomon Smith Barney      $306,000     $90,000,000
6. Weight Watchers Int'l
   Inc.                    11/15/01     11/15/01    $24.00       $0.76    UBS Warburg               $120,000    $417,600,000
7. Travelers Property
   Casualty Corp.          3/22/02      3/22/02     $18.50       $0.46    Cr. Suisse 1st Boston       $9,250  $3,885,000,000

EX. 77.0

For period ended 10-31-02
File Number 811-7470

Heritage Series Trust
Technology Fund


Item 77.O Transactions effected pursuant to Rule 10f-3.

          The following Rule 10f-3 transactions were effected by the Heritage Series Trust-Technology Fund
                                             Date                              Securities
         Security:              Date of    offering    Purchase                 acquired         Amount       Total
                               Purchase:   commenced:   price:    Commission:    from:         purchased:    Offering:
1.  Anteon International Corp.  3/12/02     3/12/02     $18.00      $0.76      Goldman Sachs     $18,000    $270,000,000
1.  Anteon International Corp.  3/12/02     3/12/02     $18.00      $0.76      Legg Mason        $18,000    $270,000,000